A Message from the President

Dear Fellow Contract Owner,

I’m pleased to report that 2006 was a particularly robust year for the financial markets in general as well as for your suite of variable annuities.

The S&P 500 Index(1) finished the year up 15.79%.(2) Every sub-account in your suite of variable annuities also posted a positive return for the 12-month period covered in this report, with many equity investment options reporting double digit returns.

Of course, retirement investing is a long-term proposition. And, as our cover story explains, it’s important to both monitor your investments during the accumulation phrase as well as during your retirement.

That’s why it’s so important that the portfolio professionals who manage your subaccounts be among the best. I believe that your portfolio managers are some of the industry’s finest, and I remain confident in their ability to find new investment opportunities.

I invite you to browse through this annual report and review some of the insights your money managers provide. You can also monitor your financial progress from our Web site (www.hartfordinvestor.com).

I also encourage you to read the other articles in this annual report, which not only underscore many of the valuable features included in your contract, but also provide basic investment information.

Thank you for investing with The Hartford.(3) Integrity is more than a guiding principle of our company. It is a virtue that we’ve built our reputation on for over 195 years.

I assure you it will remain a steadfast principle within our company.

Tom

(1) The S&P 500 Index is an unmanaged list of 500 widely held U.S. common stocks frequently used as a measure of U.S. stock market performance. It does not represent the performance of a specific fund and is not available for direct investment.

(2) Source: Morningstar Direct, 2007

(3) “The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries, including the issuing companies of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company.